SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: October 16, 2003

                         Merchants Bancshares, Inc.
           (Exact name of registrant as specified in its charter)

          Vermont                      0-11595                0-30287342
(State or Other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                  Identification No.)

           275 Kennedy Drive                                    05403
        So. Burlington, Vermont                               (Zip Code)
(Address of principal executive offices)

                               (802) 658-3400
            (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a).  Inapplicable

(b).  Inapplicable

(c).  Exhibits

      99.1 Press Release issued by Merchants Bancshares, Inc. (the "Company") on October 16, 2003, announcing the Company's results for the quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

      The following information is furnished under Item 12 - "Results of Operations and Financial Condition" and such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section . The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

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      On October 16, 2003, the Company announced its results of operations for the quarter ended September 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

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                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MERCHANTS BANCSHARES, INC.


                                       By: /s/ Janet P. Spitler
                                           --------------------
                                           Janet P. Spitler
                                           Chief Financial
                                           Officer and Treasurer

                                       Date: October 17, 2003
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